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                       SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 1996


                              Rock-Tenn Company
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             (Exact name of registrant as specified in its charter)


          Georgia                            0-23340                              62-0342590
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 (State of incorporation)               (Commission File Number)         (IRS Employer Identification No.)

           504 Thrasher Street                                                      30071
            Norcross, Georgia                                                     (Zip Code)
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 (Address of principal executive offices)


       Registrant's telephone number, including area code: (770) 448-2193


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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     Rock-Tenn Company (the "Company"), or its executive officers and directors on behalf of the Company, may from time to time make "forward looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 (collectively, the "Acts"). The Company is filing this Current Report on Form 8-K to avail itself of the safe harbor provided in the Acts with respect to any such (a) forward looking statements that may be contained in the Company's reports and other documents filed with the Securities and Exchange Commission under Sections 13 or 15(d) of the Securities Exchange Act of 1934 and (b) oral forward looking statements made by the Company's executive officers and directors on behalf of the Company to the press, potential investors, securities analysts and others. Such forward looking statements could involve, among other things, statements regarding the Company's intent, belief or expectation with respect to (i) the Company's results of operations and financial condition, (ii) the consummation of acquisitions and financing transactions and the effect thereof on the Company's business, and (iii) the Company's plans and objectives for future operations and expansion. Any such forward looking statements would be subject to risks and uncertainties that could cause actual results of operations, financial condition, acquisitions, financing transactions, operations, expansion and other events to differ materially from those expressed or implied in such forward looking statements. Any such forward looking statements would be subject to a number of assumptions regarding, among other things, future economic, competitive and market conditions generally. Such assumptions would be based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond the Company's control. Further, the Company's business is subject to a number of risks that would affect any such forward looking statements such risks include, among others, the following:

     - POSSIBLE ADVERSE EFFECT OF INCREASED COSTS AND REDUCED SUPPLY OF RAW MATERIALS. Historically, the cost of recovered paper, virgin paperboard and containerboard, the Company's principal raw materials, have fluctuated significantly due to market and industry conditions. Increasing demand for products packaged in 100% recycled paper and the shift by virgin paperboard manufacturers to the production of paperboard with some recycled paper content may increase demand for recovered paper and result in cost increases. There can be no assurance that the Company will be able to recoup any future increases in the cost of recovered paper or other raw materials through price increases for its products. Further, a reduction in supply of recovered paper, virgin paperboard and containerboard due to increased demand or other factors could have an adverse effect on the Company's results of operations and financial condition.

     - POSSIBLE ADVERSE EFFECT OF PRICING VARIABILITY. The paperboard and converted products industries historically have experienced significant fluctuations in selling prices. The Company's inability to maintain the selling prices of products within these industries during periods of weak economic conditions may have a material adverse effect on the Company's results of operations and financial condition. The Company is not able to predict with certainty market conditions or the selling prices for its products.

     - IMPACT OF COMPETITION AND INCREASING ACCEPTANCE OF COMPETING PRODUCTS ON DEMAND FOR COMPANY'S PRODUCTS. The paperboard and converted products industries are highly competitive, and no single company is dominant. The Company's competitors include large, vertically integrated paperboard and converted products companies and numerous smaller companies. In recent years, there has been a trend toward consolidation within the paperboard and converted products industries, and the Company believes that this trend will continue. The primary competitive factors in the paperboard and converted products industries are price, design, quality and service, with varying emphasis on these factors depending on the product line. To the extent that one or more of the Company's competitors becomes more successful with respect to any key competitive factor, the Company's business could be materially, adversely affected.

         In addition, as demand for environmentally friendly packaging has increased, producers of virgin paperboard have begun to manufacture paperboard having some recycled paper content. Increasing acceptance of partially recycled paperboard by consumers as an environmentally friendly alternative to paperboard produced from 100% recovered paper could have an adverse effect on demand for the Company's paperboard.

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     -   ACQUISITION RISKS.  The Company has completed several acquisitions during the past five fiscal years and intends to seek additional acquisition opportunities. There can be no assurance that the Company will be able successfully to identify suitable acquisition candidates, complete acquisitions, integrate acquired operations into its existing operations or expand into new markets. There can also be no assurance that future acquisitions will not have an adverse effect upon the Company's operating results, particularly in the fiscal quarters immediately following the completion of such acquisitions while the operations of the acquired business are being integrated into the Company's operations. Once integrated, acquired operations may not achieve levels of revenues, profitability or productivity comparable with those achieved by the Company's existing operations, or otherwise perform as expected.

     - POTENTIAL UNFORESEEN ENVIRONMENTAL LIABILITIES OR COSTS. The Company is subject to various Federal, state, local and Canadian provincial environmental laws and regulations, including those relating to wastewater discharge, air quality and the storage, handling and disposal of a variety of substances. The Company regularly makes capital expenditures to stay in compliance with applicable environmental laws and regulations. However, environmental laws and regulations are becoming increasingly more stringent. Consequently, unforeseen expenditures required to comply with such laws and regulations, including remediation costs, or unforeseen environmental liabilities could have a material adverse effect on the Company's results of operations and financial condition. In addition, the Company cannot assess with certainty at this time the impact upon its operations or capital expenditure requirements of the future emissions standards and enforcement practices under the 1990 amendments to the Clean Air Act. There can be no assurance that future amendments or modifications of environmental laws, rules or regulations applicable to the Company will not require further expenditures by the Company or that any such expenditures will not be material. Further, the Company has been either notified that it may be, or has been named as, a potentially responsible party at various sites pursuant to the Comprehensive Environmental Response, Compensation and Liability Act or comparable state statutes (such sites being commonly known as "Superfund" sites). There can be no assurance that any liability the Company may incur in connection with such Superfund sites will not be material.

     - LOSS OF KEY CUSTOMERS. Each of the Company's divisions has certain key customers, the loss of which could have a material adverse effect on the division's sales and, depending on the significance of the division to the Company's operations, the Company's results of operations.

     In light of the significant uncertainties inherent in any forward looking statements, undue reliance should not be placed on any such statements.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 23, 1996                  ROCK-TENN COMPANY



                                        By: /s/ David C. Nicholson
                                            --------------------------
                                            David C. Nicholson
                                            Senior Vice President, Chief
                                            Financial Officer, Secretary





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